Exhibit 10.1 AMENDMENT NO. 1 TO TAX RECEIVABLE AGREEMENT This Amendment No. 1 (this “Amendment”) to the Tax Receivable Agreement (the “Agreement”), dated as of July 1, 2014, by and among Veritiv Corporation, a Delaware corporation (“Spinco”) and UWW Holdings, LLC, a Delaware limited liability company (“Holdings”), in its capacity as a Beneficiary and the Representative, is entered into by Spinco and Holdings, effective as of April 28, 2020. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement. WHEREAS, the parties desire to amend the Agreement as set forth herein; WHEREAS, pursuant to Section 7.03 of the Agreement, the Agreement may be amended if such amendment is approved in writing by Spinco and the Representative; NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows: 1. Amendment to Section 2.03(b). Section 2.03(b) of the Agreement is hereby amended and restated in its entirety as follows (with new text shown as bold and double-underscored text, and deleted text shown as stricken): “Amended Schedule. The Tax Benefit Schedule for any Taxable Year shall be amended by Spinco (i) to correct inaccuracies in such Tax Benefit Schedule after the date such Tax Benefit Schedule was provided to the Representative, (ii) to comply with the Expert’s determination under the Reconciliation Procedures, (iii) to reflect a change (relative to the amounts in the original Tax Benefit Schedule or the prior Amended Schedule) in the Cumulative Realized Tax Benefit as of the end of such Taxable Year attributable to any change in fact or law, including a carryback or carryforward (including, to the extent affecting the Non-NOL Tax Liability, a hypothetical carryback or carryforward attributable to any Post-Merger NOLs) of a loss or other tax item to such Taxable Year or (iv) to reflect the consequences of a Tax audit or the filing of an amended Tax Return (such Tax Benefit Schedule, an “Amended Schedule”). Spinco shall provide any Amended Schedule to the Representative (x) within thirty (30) calendar days of the occurrence of an event referred to in clauses (i) through (iv) or (ii) of the preceding sentence (or, to the extent such event occurs in connection with the preparation of a Spinco Return filing described in Section 2.02, concurrently with the delivery of the Tax Benefit Schedule pursuant to Section 2.02) and (y) in the case of the occurrence of an event referred to in clauses (iii) or (iv) of the preceding sentence, concurrently with the delivery of the next Tax Benefit Schedule to be delivered pursuant to Section 2.02 following such event. any Any such Amended Schedule shall be subject to the approval procedures described in Section 2.03(a); provided, however, that any Amended Schedule provided pursuant to an Expert’s determination under the Reconciliation Procedures as described in clause (ii) of the preceding sentence shall, subject to this Section 2.03(b), be final and binding on all parties hereto and not subject to the approval procedures described in Section 2.03(a).” 2. Miscellaneous. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement. A facsimile or electronic copy of a signature page hereto shall be deemed an original signature page hereto for all purposes. This Amendment shall be governed by, and construed in accordance with, the law of the State of Delaware, without regard to the 44547489.1 conflicts of laws provisions thereof. Except as otherwise specifically provided by this Amendment, the Agreement shall remain in full force and effect in accordance with the terms and provisions thereof. (Signatures on Following Page) 2 44547489.1

IN WITNESS WHEREOF, Spinco and the Representative have duly executed this Agreement as of April 28, 2020. By: UWW HOLDINGS, LLC __/s/ Todd Cook______________________________ Name: Todd Cook Title: Authorized Signatory By: VERITIV CORPORATION __/s/ Stephen J. Smith _________________________ Name: Stephen J. Smith Title: SVP and CFO 3 44547489.1